Supplement Dated May 1, 2022

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account JL-A

Lincoln Alpha and Alpha Flex Variable Annuity

This supplement to your prospectus outlines a change to the investment options under your variable annuity Contract.  This supplement is for informational purposes only and requires no action on your part.

Effective as of the date of this supplement, the Invesco V.I. Core Bond Fund was merged into the Invesco V.I Core Plus Bond Fund. This fund is now available as a new investment option under your Contract.

AIM Variable Insurance Fund (Invesco Variable Insurance Fund), advised by Invesco Advisers, Inc.

•	Invesco V.I. Core Plus Bond Fund (Series I Shares): Total return, comprised of current income and capital appreciation.

For complete details related to the funds, including the fees, investment strategies, and risks of the funds, please refer to the Underlying Fund prospectus found on www.lfg.com/VAprospectus.

Please retain this Supplement for future reference.